SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                          (Amendment No.    )

Filed by the Registrant[X]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)2))
[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                         Collins & Aikman Corporation
...............................................................................
               (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)
...............................................................................
   Payment of Filing Fee (Check the appropriate box):

   [X] $125   per   Exchange  Act  Rules   0-11(c)(1)(ii),  14a-6(i)(1),
       14a-6(i)(2)  or Item 22(a)(2) of Schedule  14A.

   [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

...............................................................................


         2) Aggregate number of securities to which transaction applies:

...............................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

...............................................................................


         5) Total fee paid:


...............................................................................


   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which
the offsetting fee was paid previously. Identify  the   previous  filing
by  registration  statement   number,  or  the  Form  on Schedule and
the date of its filing.

         1) Amount Previously Paid:

...............................................................................


         2) Form, Schedule or Registration Statement No.:

...............................................................................


         3) Filing Party:

...............................................................................


         4) Date Filed:

...............................................................................

                              May 31, 1995





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Collins & Aikman Corporation to be held on Thursday, June 29, 1995 at The New York Palace Hotel, 455 Madison Avenue at 50th Street, New York, New York, at 11:00 a.m., Eastern Daylight Savings Time.

     The formal notice of the meeting and the Proxy Statement follow, which you are urged to read carefully. After reading them, please sign and mail the enclosed proxy card so that your shares will be represented at the meeting. A prepaid return envelope is provided for this purpose.

     We look forward to seeing you at the meeting.

                                               Sincerely,

                                               /s/ Thomas E. Hannah

                                               Thomas E. Hannah
                                               Chief Executive Officer

                         COLLINS & AIKMAN CORPORATION
                             701 McCullough Drive
                      Charlotte, North Carolina  28262
                              __________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held June 29, 1995
                              ___________________
To the Stockholders of
  COLLINS & AIKMAN CORPORATION:

   NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the holders of Common Stock, par value $0.01 per share (the "Common Stock"), of COLLINS & AIKMAN CORPORATION, a Delaware corporation (the "Company"), will be held on Thursday, June 29, 1995, at The New York Palace Hotel, 455 Madison Avenue at 50th Street, New York, New York, commencing at 11:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and voting upon the following matters:

   (I) the election of three directors to hold office until the 1998 Annual Meeting and thereafter until their successors are elected and qualified;

   (II)   the approval  and ratification  of the 1994  Directors Stock
Option Plan; and

  (III) such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

   The Board of Directors has fixed the close of business on May 26, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Therefore, only holders of record of Common Stock at the close of business on such date will be entitled to notice of and to vote at the Meeting.

   A complete list of stockholders entitled to notice of and to vote at the Meeting will be available at the Company's offices at 210 Madison Avenue, 6th Floor, New York, New York, at least ten days prior to the Meeting. The list will also be available for inspection by stockholders at the Meeting on the day thereof.

   Stockholders are requested to sign and date the enclosed proxy and return it promptly in the enclosed pre-addressed reply envelope, whether or not they plan to attend the Meeting, so that their shares may be represented. Any proxy may be revoked by filing with the Secretary of the Company in care of the First Union National Bank of North Carolina at the address set forth in the accompanying proxy statement either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares at any time prior to the time the proxy is voted. Further, any person who has executed a proxy and is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given.

                        By Order of the Board of Directors,

                        /s/ Elizabeth R. Philipp

                        Elizabeth R. Philipp
                        Secretary

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.
May 31, 1995

                                   PROXY STATEMENT
                                     __________

                            COLLINS & AIKMAN CORPORATION
                                701 McCullough Drive
                          Charlotte, North Carolina  28262
                                     ___________

                           ANNUAL MEETING OF STOCKHOLDERS
                              To Be Held June 29, 1995

General Information

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Collins & Aikman Corporation, a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 29, 1995, at The New York Palace Hotel, 455 Madison Avenue at 50th Street, New York, New York, commencing at 11:00 a.m., Eastern Daylight Savings Time, and at any adjournment or postponement thereof (the "Meeting").

   The presence, in person or by proxy, of stockholders holding a majority of the shares entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting.

   All shares of the Common Stock, par value $0.01 per share (the "Common Stock"), of the Company which are entitled to vote and are represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted to elect the three nominees for director named below, in favor of approval and ratification of the 1994 Directors Stock Option Plan (the "Directors Plan") and in accordance with the Board of Directors' recommendations with respect to any other matter that may properly come before the Meeting.

   The Board of Directors has fixed the close of business on May 26, 1995, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. Therefore, only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting.

   Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing, with the Secretary of the Company (in care of the First Union National Bank of North Carolina, 230 South Tryon Street, Charlotte, North Carolina, 28288-1153, Attention: Tom Konetzny) at any time prior to the time the proxy is voted, either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

   All  expenses of this solicitation,  including the cost  of preparing
and mailing this Proxy Statement, will be borne by the Company.   In
addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares of Common Stock held of record by such custodians, nominees and fiduciaries, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, the Company has retained Georgeson & Company Inc. to distribute proxy soliciting materials to brokers, banks and institutional holders for a fee of approximately $1,000, plus reasonable expenses.

   This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about May 31, 1995.

Voting Securities and Principal Stockholders

   On the Record Date, 70,520,900 shares of Common Stock were outstanding. Only holders of Common Stock of record on the close of business on the Record Date are entitled to notice of and to vote at the Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters to come before the Meeting.

   Set forth in the table below is certain information as of May 5, 1995, regarding the beneficial ownership of voting securities of the Company by persons who are known to the Company to own beneficially more than 5% of the Company's voting stock.

                                                       Amount and
                                                       Nature of        Percent
                       Name and Address                Beneficial         of
Title of Class         of Beneficial Owner             Ownership         Class

Common Stock      Blackstone Capital Partners L.P.     26,131,107 (1)    37.1%
                  118 North Bedford Road, Suite 300
                  Mount Kisco, New York 10549

                  Wasserstein/C & A                    27,629,573 (2)    39.2%
                  Holdings, L.L.C.
                  31 West 52nd Street
                  New York, New York 10019


(1) Of these shares (i) 20,571,403 shares are held directly by Blackstone Capital Partners L.P., a Delaware limited partnership ("Blackstone Partners"), the sole general partner of which is Blackstone Management Associates L.P. ("Blackstone Associates"), (ii) 1,061,413 shares are held directly by Blackstone Family Investment Partnership II L.P., a Delaware limited partnership ("BFIP"), the sole general partner of which is Blackstone Associates, (iii) 93,291 shares are held directly by Blackstone Advisory Directors Partnership L.P., a Delaware limited partnership ("BADP"), the sole general partner of which is Blackstone Associates, and (iv) 4,405,000 shares are held directly by Blackstone Capital Company II, L.L.C., a Delaware limited liability company, all the ownership interest of which is owned directly and indirectly by Blackstone Partners, BFIP and BADP.

(2) These shares are held directly by Wasserstein/C & A Holdings, L.L.C. (the "Wasserstein L.L.C."), which is controlled by Wasserstein Perella Partners, L.P. ("WP Partners"), the sole general partner of which is Wasserstein Perella Management Partners, Inc. ("WP Management").



   Executive  officers  and  directors  of  the  Company  as  a  group
(13 persons) beneficially own 735,789 shares of Common Stock.   For
further information regarding the securities ownership of the directors of the Company, see "Directors' Ownership of Securities" below.

   The executive officers and former executive officers of the Company named in the Summary Compensation Table set forth in this Proxy Statement (and referred to herein as the "Named Executive Officers") beneficially own the following securities of the Company as of May 5, 1995:


                                                   Amount and Nature of
Title of Class         Name of Beneficial Owner    Beneficial Ownership   Percent of Class

Common Stock           Thomas E. Hannah            491,718 (1)                *

                       William J. Brucchieri        56,576 (2)                *

                       John D. Moose                79,152 (3)                *

                       Harry F. Schoen, III         65,602 (4)                *

                       Elizabeth R. Philipp         37,741 (5)                *

                       David J. McKittrick             0

                       Mark O. Remissong               0

                       David A. Stockman              (6)

                       Bruce Wasserstein              (6)

                       Stephen A. Schwarzman          (6)


*  Less than one percent of shares of Common Stock outstanding.

(1) 490,718  represent shares  underlying options  granted under the  Company's 1993  Employee Stock  Option Plan  (the "1993
    Plan")  which vest  June  1,  1995.   1000 shares  are  held
    directly.


(2) 55,576 represent shares underlying options granted under the 1993 Plan which vest June 1, 1995. 1000 shares are held directly.

(3) 78,652 represent shares underlying options granted under the 1993 Plan which vest June 1, 1995. 500 represent shares held in a trust for the benefit of Mr. Moose's spouse. Mr. Moose is not the trustee and does not exercise or share investment control over the trust.

(4) Represent shares  underlying options granted under  the 1993
    Plan which vest June 1, 1995.

(5) 36,741 represent shares underlying options granted under the
    1993 Plan  which vest  June 1, 1995.   1000  shares are held
    directly.

(6) See "Directors' Ownership of Securities".

   Voting.   Blackstone  Partners and  its  affiliates  and the
Wasserstein L.L.C., which is controlled by WP Partners (collectively, the "Partners") beneficially own or have the right to vote in the aggregate approximately 76% of the outstanding Common Stock. See "Certain Relationships". The Partners have advised the Company that they intend to vote all such shares in favor of PROPOSAL I and PROPOSAL II. Accordingly, the presence of a quorum at the Meeting and the approval and adoption of PROPOSAL I and PROPOSAL II are assured.

                               PROPOSAL I

                         ELECTION OF DIRECTORS

   The Restated Certificate of Incorporation provides that the Board of Directors of the Company is divided into three classes serving staggered three-year terms. Three directors will be elected at the Meeting, each to hold office until his term expires at the 1998 Annual Meeting and until his successor is elected and qualified,
subject,   however,   to   prior   death,   resignation,   retirement,
disqualification  or  removal  from office.    All  of the  nominees
are  presently directors of the Company.   Proxies will be voted for
the election of  the nominees listed below  and  identified  as
Nominees  for  Election at  the  Meeting,  unless contrary  instructions
are set  forth on  the proxy card.   If any  nominee shall be
unavailable to serve as a director, proxies will be voted for the election of such other person or persons as the Nominating Committee
of the Board  of Directors  or the Company  may select.   The Company is
not aware of any circumstances likely to render any nominee unavailable. According to the By-laws of the Company, directors shall
be  elected by a plurality  of the votes cast.   Therefore,  the three
persons receiving the greatest number of votes cast at the Meeting for the election of directors shall be elected as directors and abstentions and broker non-votes will not affect the outcome of the election.

Information as to Nominees and Other Directors

   Set forth below, as of May 5, 1995, are the name, age and principal occupation or employment during the last five years of each nominee for election to the Board of Directors and all other
directors whose terms  have not expired.   None of  the nominees or
other directors  is related to  any executive officer or  other director
of  the Company  by  blood, marriage  or adoption.    The affiliations
between the Company and WP Management, WP Group, WP & Co., Blackstone and Blackstone Group (as such terms are defined below) are set forth below under "Certain Relationships".

Management recommends that stockholders vote FOR the election of each of Messrs. Hannah, Schwarzman and Wasserstein.

Nominees for Election at the Meeting - Class I Directors

   Thomas E.  Hannah, 56, has  been a  director of the  Company and
Chief Executive Officer  of  the  Company since  July  1994.   Mr.
Hannah was President and Chief Executive Officer of Collins & Aikman Textile and Wallcoverings Group, a division of a wholly owned subsidiary of the Company, from November 1991 until July 1994 and was named an executive officer of the Company for purposes hereof in April 1993. Mr. Hannah was President and Chief Executive Officer of the Collins & Aikman Textile Group from February 1989 to November 1991 and President of Milliken & Company's Finished Apparel Division prior to that.

   Stephen A. Schwarzman, 48, has been a director of the Company since October 1988 and was President of the Company from October 1988 to July 1994. Mr. Schwarzman has been Co-Founding Partner of Blackstone Group Holdings L.P. (the "Blackstone Group"), which is under common control with Blackstone Partners, and President and Chief Executive Officer of The Blackstone Group L.P. ("Blackstone") since 1985. Mr. Schwarzman is also a director of Great Lakes Dredge & Dock Corporation and Transtar, Inc.

   Bruce Wasserstein,  47, has been a director of the Company and
Co-Chairman of the Board of  the Company  since June  1992.   Mr.
Wasserstein has been Chairman of WP Management since June 1992 and Chairman or President, Wasserstein Perella Group, Inc. ("WP Group")
since 1988.   Mr. Wasserstein is  also Chairman of  the Board  of
Maybelline, Inc.

Directors Whose Terms Expire at the 1996 Annual Meeting - Class II Directors

   Dean Robert C. Clark, 51, has been a director of the Company since October 1994. Mr. Clark is Dean of the Harvard Law School and Royall Professor of Law. Mr. Clark joined Harvard Law School in 1979 after four years at Yale Law School where he was a tenured professor, and
became  Dean  in 1989.    Mr. Clark  is a  corporate  law specialist
and  author  of  numerous  texts  and  legal  articles.   Prior  to  his
association with academia, he was in private practice with Ropes and Gray, Boston. Dean Clark is also a director of Maybelline, Inc.

   James J. Mossman, 36, has been a director of the Company since January 1995. Mr. Mossman has been a general partner of Blackstone
Partners since  1990.   Mr. Mossman  is also  a director of  Chicago and
North Western  Transportation Company, Great Lakes Dredge & Dock
Corporation and Transtar, Inc.

   W. Townsend Ziebold, Jr., 33, has been  a director of the Company
since December 1992.   Mr. Ziebold has been a  Managing Director of
Wasserstein Perella & Co., Inc. ("WP & Co.") since December 1994 and
was a Director of WP &  Co. from December 1993 to December 1994.   Mr.
Ziebold was Vice-President of WP & Co. from December 1991 to December 1993 and an Associate of WP & Co. from 1988 to December 1991. Mr. Ziebold is also a director of Maybelline, Inc.

Directors Whose Terms Expire at the 1997 Annual Meeting - Class III Directors

   David A. Stockman, 48, has been a director of the Company since October 1988 and has been Co-Chairman of the Board of the Company since July 1993. Mr. Stockman has been a General Partner of the Blackstone
Group since 1988.   Prior to joining  the Blackstone  Group, Mr.
Stockman was a Managing Director of Salomon Brothers Inc. Mr. Stockman served as the Director of the Office of Management and
Budget in the Reagan Administration from 1981  to 1985.   Prior to that,
Mr. Stockman represented Southern Michigan in the U.S. House of Representatives. Mr. Stockman is also a director of Edward J. DeBartolo Corporation.

   Randall J. Weisenburger, 36, has been a director of the Company since August 1989 and has been Vice Chairman of the Company since April 1994. Mr. Weisenburger was Deputy Chairman of the Company from July 1992 to April 1994 and Vice President from August 1989 to July 1992. Mr. Weisenburger has been Managing Director of WP & Co. since December 1993. Mr. Weisenburger was a Director of WP & Co. from December 1992 to December 1993 and Vice President of WP & Co. from
December 1989  to December 1992.   Mr. Weisenburger is also Vice
Chairman of the Board of Maybelline, Inc. and Chairman of the Yardley Lentheric Group.

Certain  Relationships.   Blackstone  Partners  is a  Delaware  limited
partnership formed in 1987  for the purpose of,  among other things,
(i) committing capital to facilitate corporate restructurings, leveraged buyouts, bridge financings and other investments and (ii) capitalizing affiliates that will engage in investment and merchant banking activities. The sole general partner of Blackstone Partners is Blackstone Associates, a Delaware limited partnership, whose general partners include Messrs. Mossman, Schwarzman and Stockman. At present, the business of Blackstone Associates consists of performing the function of, and serving as, the general partner of certain limited partnerships, including Blackstone Partners. Messrs. Mossman, Schwarzman and Stockman are also general partners of Blackstone Management Partners L.P. ("Blackstone Management").

   WP Partners is  a Delaware limited partnership,  the general partner
of which  is WP Management.   Mr. Wasserstein  is Chairman  of WP
Management  and Chairman of  WP Group.   WP  Partners was formed  by WP
Group for the purpose of participating in merchant banking activities, including committing capital to the organization and consummation of
leveraged buyout transactions.   WP Management and WP Group are both
Delaware corporations.  WP Management is engaged in managing WP
Partners.   WP Group is  an international  private  advisory and
merchant banking  firm.   The principal subsidiary of WP Group is WP &
Co., an international investment banking firm.

   Blackstone Partners and its affiliates and the Wasserstein L.L.C., which is controlled by WP Partners, as of May 5, 1995 beneficially own 37.1% and 39.2%, respectively, of the outstanding Common Stock and are in a position to control the Company.

   Directors' Ownership  of Securities.   No  director of  the Company
beneficially owns any shares of Common Stock other than 491,718 shares owned by Mr. Hannah, 2,000 shares owned by Mr. Weisenburger, 3,000 shares owned by Mr. Ziebold and 10,000 shares underlying options granted to Mr. Clark pursuant to the Directors Plan, if such plan is approved by the stockholders at
the Meeting.   See "Voting Securities  and  Principal  Stockholders"
and  "PROPOSAL  II".    Messrs.  Mossman, Schwarzman  and Stockman,  in
their capacities as general partners of Blackstone Associates, collectively share with all general partners of Blackstone Associates the power to vote and to dispose of 26,131,107 shares of Common Stock which are held directly by partnerships, including Blackstone Partners, of which Blackstone Associates is the sole general partner, and a limited liability company, all the limited liability company interest of which is owned directly and indirectly by partnerships
of  which  Blackstone Associates  is the  sole  general  partner.   See
"Voting Securities and Principal Stockholders".   Similarly, Mr.
Wasserstein, in his capacity as Chairman of WP Management, which is the general partner of WP Partners, which controls the Wasserstein L.L.C., may be deemed to have the power to vote and to dispose of 27,629,573 shares of Common Stock held directly by the Wasserstein L.L.C.. See "Voting Securities and Principal Stockholders". Mr. Weisenburger and Mr. Ziebold are also officers of WP Management, although they do not share the power to vote or dispose of the shares of Common Stock held directly by the Wasserstein L.L.C. For purposes of this filing under the Securities Exchange Act of 1934, as amended, Messrs. Mossman, Schwarzman and Stockman, on the one hand, and Mr.
Wasserstein, on the other hand, may be deemed to be beneficial owners, respectively, of such securities; however, each of Messrs. Mossman, Schwarzman, Stockman and Wasserstein expressly disclaims such beneficial ownership of any equity securities of the Company.

   Certain Agreements.    Blackstone Partners,  WP  Partners  and the
Company have entered into an Amended and Restated Stockholders Agreement (the "Stockholders Agreement") relating to the governance and management of the Company and WP Partners and Blackstone Partners have entered into a Voting Agreement (the "Voting Agreement") relating to voting for nominees affiliated with each other. Pursuant to the Voting Agreement, each Partner will be obligated to vote for nominees to the Board of Directors that are affiliated with the other Partner (and in certain circumstances, a transferee of the
other Partner).   Pursuant to  the Stockholders Agreement, each of WP
Partners, Blackstone Partners and the Company has a right of first refusal with regard to sales of Common Stock by each Partner (with certain exceptions). Each Partner also has the right to sell along
with the other  (with certain  exceptions).    Under  certain
circumstances, such as resignation of a director, the Company is required to replace the director with an individual affiliated with the same Partner as the former director.

   The shares of Common Stock beneficially owned by Blackstone Partners and their affiliates and the Wasserstein L.L.C. have, in each case, been pledged to Chemical Bank in connection with the financing of the purchase of a portion of those shares under a credit facility with Chemical Bank and to secure the obligations of the pledgors
under such  credit facility.    Each credit  facility with  Chemical
Bank contains events of default typical for facilities of this type (with customary qualifications and exceptions), including nonpayment of principal or interest; violation of covenants; material breaches of representations and warranties; bankruptcy; material undischarged judgments; invalidity of security documents; Change in Control (as defined therein); and insufficiency of Collateral Value of the Stock Collateral (as defined therein).

Meetings and Committees of the Board of Directors.

   Meetings and Attendance.  In fiscal 1994, the Board of Directors held
a total of three meetings.   All incumbent directors attended at least
75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by the Committees on which he served during the period for which he has been a director.

   Committees  of the  Board.    The Board  of  Directors has
designated the Audit Committee, which presently consists of Mr. Clark, and the Compensation Committee, which consists of Messrs. Stockman and Weisenburger. In addition, the Company's Restated Certificate of Incorporation provides for the Nominating Committee, which consists of Messrs. Clark, Mossman, Schwarzman, Stockman, Wasserstein, Weisenburger and Ziebold.

   The Audit  Committee held  one meeting  in fiscal  1994.   The Audit
Committee's function is to meet with the Company's independent public accountants and with management to make inquiries regarding the manner in which responsibilities of each are being discharged. The Audit Committee reviews the scope of audit and non-audit assignments and related fees, the Company's accounting principles, and the adequacy of internal controls.

   The  Compensation  Committee  held one  formal  meeting  in  fiscal
1994.    The Compensation  Committee's  function  is  to  determine compensation for executive officers of the Company other than members of the Compensation Committee (who do not receive compensation for serving as executive officers of the Company) and deciding matters and policies with respect to the compensation of such executive officers, including entering into employment agreements and granting awards under and administering the option plans. The Compensation Committee is not entitled to award or authorize any compensation to be paid to any executive officer of the Company who is also a partner or employee of Blackstone Partners, WP Partners or their affiliates. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION".

   The  Nominating Committee  held  no meetings  in  fiscal  1994.   The
Nominating Committee's function is to nominate, by a majority vote thereof, persons for election to the Board of Directors at any annual meeting of stockholders or at any special meeting of stockholders called for the purpose of electing directors. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company, giving the recommended candidate's name, biographical data and qualifications, not later than the date by which stockholder proposals for action must be submitted. See "STOCKHOLDER PROPOSALS". Pursuant to the Restated Certificate of Incorporation of the Company, the Nominating Committee consists of all directors serving on the Board of Directors, excluding directors that are salaried employees of the Company.

                           PROPOSAL II

                  1994 DIRECTORS STOCK OPTION PLAN

   The Board of Directors has adopted, effective as of November 1, 1994 (the "Effective Date"), subject to approval by the stockholders of the Company, the Collins & Aikman Corporation 1994 Directors Stock Option Plan. The purposes of the Directors Plan are to enable the Company to attract, retain and motivate outside directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the outside directors and the stockholders of the Company by granting such directors options to purchase Common Stock. The Directors Plan is only for non-management directors and directors not affiliated with a major stockholder and provides for an automatic grant every year as described more fully below. The full text of the Directors Plan recommended by the Board of Directors is included in this proxy statement as Annex A, and reference is made thereto for a full statement of its terms and provisions.

   The vote required for approval of PROPOSAL II is the affirmative votes of the holders of a majority of the Common Stock present,
or  represented by  proxy, and entitled to vote.   Accordingly, with
respect to PROPOSAL II, abstentions will have the effect of a negative vote and broker non-votes will have no effect.

   The Board of Directors believes that approval of the Directors Plan is in the best interest of the Company and its stockholders and therefore recommends a vote for this PROPOSAL II.

General

   The Directors  Plan authorizes  the issuance of  up to 600,000 shares of Common Stock upon the exercise of stock options ("Options") granted annually to each director of the Company who is not an active employee of the Company or any subsidiary and who is not an officer, director or employee of any entity which directly or indirectly beneficially owns or controls 5% or more of the total voting stock of the Company (or any subsidiary) or any entity controlling, controlled by or under common control with such entity
(an "Eligible  Director").   Of all  the directors and nominees for
director, only Mr.  Clark is an Eligible Director.   The Directors Plan
provides for an automatic grant on February 23, 1995 (the date the Directors Plan was approved by the Board of Directors) and on each anniversary of the Effective Date thereafter of Options for 10,000
shares of Common  Stock to each Eligible Director.   The first such
grant, effective  as of February  23, 1995,  is conditioned  on  and
subject  to  the  approval  of  the  Directors   Plan  by  the
stockholders of the Company.  If the Directors Plan is not so  approved,
any Options granted  will be  null and  void.   The  Directors Plan
terminates on the seventh anniversary of the Effective Date and no Options may be granted on or after that date.

   Options issued under the Directors Plan will be exercisable at the purchase price per share of 100% of the Fair Market Value of such share at the time of the grant of the Option, or the par value of the share, whichever is greater. Each Option is exercisable on or after the later of (a) six months and one day after the date of grant
or  (b) approval of the  Directors Plan  by the stockholders.   Shares
purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered shares of Common Stock owned by the director for at least six months (or such longer period as required by applicable accounting standards to avoid a charge to earnings) or a
                               7
combination thereof.

   Options granted under the Directors Plan are subject to restrictions on transfer and exercise. No options may be exercised prior to
approval of the  Directors Plan by the stockholders.   No option may be
exercised after the expiration of ten years from the date of its grant. Options that were exercisable prior to a termination of directorship for any reason (including on account of disability, death, resignation, failure to stand for reelection or failure to be reelected or otherwise), shall remain exercisable by the participant (or, in the case of death, by the participant's estate or other authorized person) until the expiration of the Option in accordance with the terms of the Directors Plan and its grant.

   No Option shall be transferable otherwise than by will or under applicable laws of descent and distribution or under a "qualified domestic relations order" as defined in the Directors Plan.

   All  Options  granted  and   not  previously  exercisable   shall
become   fully exercisable  immediately upon  a Change  of  Control (as defined in the Directors Plan), provided the Directors Plan has been approved by the stockholders prior to the time of the Change of Control.

   The Directors Plan provides for proportionate adjustments in the number and kind of securities receivable upon the exercise of
Options  in  the   event  of  a subdivision, recapitalization,
consolidation of the shares of Common Stock or the payment of a stock dividend on shares without receipt of consideration or a merger or consolidation in which the Company is the surviving corporation. Upon a merger or consolidation in which the Company is not the surviving corporation, of if the Company dissolves or is liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options that are determined by the Board of Directors in its sole discretion to be substantially similar and equivalent to the then
- - existing Options, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire subject to the right of participants to exercise all outstanding Options prior to such effective date (and the right of participants subject to Section 16(b) of the Securities Exchange
Act of 1934 (the "Exchange Act") to exercise for a limited period thereafter in the event their Options would not have vested except for a Change of Control, provided such right is only to receive whatever they would have received if they had exercised prior to the effective date of the event).

   As of the date hereof, Options for an aggregate of 10,000 shares have been granted to one director, subject to the approval
of the  Directors Plan  by the stockholders.   The Directors  Plan is
not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974, as amended.

   On May 5, 1995, the Common Stock closed at $7.00 on the New York Stock Exchange.

Federal Income Tax Consequences

   The statutory provisions concerning the federal income tax consequences with respect to the Options are subject to change, as
are  their interpretations  and applications.     Therefore,   the
following  discussion  of   federal  income  tax consequences is
designed to provide a general understanding as of the date hereof. In addition, the following discussion does not set forth any state or local tax consequences that may be applicable.

   The Options that may be granted pursuant to  the Directors Plan are
nonqualified stock options  ("NQSOs").   Because the  NQSOs do  not have
a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant, a director will realize no taxable income upon the grant of a NQSO and the Company will not receive a deduction at the time of such grant. Subject to the discussion below, upon exercise of a NQSO the director generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by a director, the director will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common
Stock.   The Company will generally be allowed a deduction equal to the amount recognized  by the director as ordinary income.

   Directors who are granted Options pursuant to the Directors Plan may be subject to special tax rules regarding the income tax consequences concerning their NQSOs as a result of Section 16(b) of the Exchange Act. As a result of Section 16(b) of the Exchange Act and Section 83 of the Internal Revenue Code and the regulations thereunder, the timing of income recognition may under certain circumstances be deferred for any period following the exercise of an Option (e.g., the six month period following such exercise) (the "Deferral Period"). If there is a Deferral Period, absent a  written election  (under  Section 83(b)  of the  Internal Revenue
Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the Option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over the exercise price, recognition of income by the director could, in certain instances, be deferred until the expiration of the Deferral Period.

New Plan Benefits

The table below shows Options that have been granted under the Directors Plan, subject to the approval of the stockholders, to (i) the Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group.

                    Stock Option Grants Under the Directors Plan

                                                       Number of
                                         Per Share       Shares
                                         Exercise      Underlying    Expiration
   Name and Position                      Price         Options         Date
Thomas E. Hannah........................                  -0-
  Chief Executive Officer
William J. Brucchieri.....................                -0-
  President of Imperial Wallcoverings
John D. Moose...............................              -0-
  President of Automotive Fabrics Division
Harry F. Schoen III........................               -0-
  President of Mastercraft Division
Elizabeth R. Philipp.......................               -0-
  Executive Vice President, General Counsel and
  Secretary
David J. McKittrick........................               -0-
  Former Vice Chairman and Chief Operating Officer
Mark O. Remissong.......................                  -0-
  Former Senior Vice President and
  Chief Financial Officer
David A. Stockman........................                 -0-
  Co-Chairman of the Board and Former Co-CEO of
  Collins & Aikman Group, Inc.
Bruce Wasserstein..........................               -0-
  Co-Chairman of the Board and Former Co-CEO of
  Collins & Aikman Group, Inc.
Stephen A. Schwarzman................                     -0-
  Former President

Current Executive Officers
  as a Group....................................           -0-

Directors Who Are Not
  Executive Officers as a Group...             $7.625     10,000  February 23, 2005

Non-Executive Officer
  Employee Group..........................                -0-



   Management recommends that stockholders vote FOR PROPOSAL II, the approval and ratification of the Directors Plan.

                     COMPENSATION COMMITTEE

                REPORT ON EXECUTIVE COMPENSATION



The Company's  executive compensation program  is administered  by the
Compensation Committee of the Board of Directors.   The Committee is
responsible for the design, administration and oversight of all senior management compensation and benefit policies, plans, programs and agreements.

EXECUTIVE OFFICER COMPENSATION

The Company's compensation programs for its executive officers are intended to recognize individual performance in conjunction with overall corporate performance and to link a significant portion of the compensation paid  to executives with the Company's current  and
long-term performance.   The Compensation Committee  believes that this
goal is best implemented by providing a compensation package consisting of three major components: base salary, short-term incentive compensation and long- term incentive compensation.

The Compensation Committee is not empowered to award or authorize any compensation to be paid to any executive officer of the Company who is also a partner or employee of Blackstone Partners, WP
Partners,  Blackstone Group, WP Management or WP & Co.

BASE SALARY

When  determining  base  salaries  for  the  executive  officers,  the
Compensation Committee   considers  the   Company's   retention  needs,
individual  experience, performance and responsibilities.   No relative
weights are assigned to any factor. In addition, the Compensation Committee considers survey-based compensation data for companies of similar size with jobs similar to those of the Company in
magnitude, complexity and  scope of  responsibility.   While some  of
the companies identified in the peer group performance graph participate in these surveys, the Compensation Committee believes its competitors for executive talent are broader than this group due to the varied businesses in which its divisions compete for executive
talent.   As a matter of policy,  base salaries are generally targeted at the 50th percentile of this broader group of textile and general industry companies.

Salaries of executive officers are reviewed periodically by the Compensation Committee, generally on a 12 to 18 month cycle. Salary adjustments are determined by evaluating performance of the executive and performance of the Company.

In the opinion of the Compensation Committee, competitive base salaries contribute to the Company's overall performance by attracting and retaining high quality management.

SHORT-TERM INCENTIVE COMPENSATION

The second major component of the executive compensation program is the Company's Executive Incentive Compensation Plan (the "Bonus
Plan") adopted  each year.   The objectives of this plan are to:

(bullet) Motivate key employees to achieve and exceed the Company's financial goals

(bullet)  Maintain management's focus on the importance of earnings

(bullet) Encourage management to balance the longer-term needs of the business with shorter-term requirements

(bullet) Attract and retain the quality of key employees required to successfully manage the Company's businesses.

Under the Bonus Plan, the Company's executive officers and other key employees who are in a position to have an impact on the attainment of the goals of the Company and its operating divisions have the opportunity to earn annual performance bonuses. While the number of persons participating in the Bonus Plan varies from year to year,
approximately 300 persons have participated  each year.   The bonuses
are based primarily on Earnings Before Interest and Taxes (EBIT). At the beginning of the year, EBIT goals are established for Threshold (lowest), Target (expected) and Maximum performance for each operating division; such EBIT goals correspond generally with Threshold, Target and Maximum bonus levels established for each participant. The amount of bonus actually paid to participants is based primarily on the extent to which unit performance meets or exceeds the predetermined goals, thereby linking pay and unit performance and can range from 50% (for Threshold) to 225% (for Maximum) of the target award.

Four of the Named Executive Officers, as well as Mr. Hannah (whose bonus is discussed separately below), received bonuses for fiscal 1994 under the Bonus Plan. For such four Named Executive Officers, the target bonuses assigned equalled 40% of base salary and bonuses actually awarded ranged from approximately 11% of base
salary to approximately  94% of base salary.   Imperial Wallcoverings,
Inc. did not meet its financial targets in fiscal 1994 under the Bonus Plan, although every other operating division of the Company met and exceeded such targets. The Chief Executive Officer used his discretion under the Bonus Plan to award a fiscal 1994 bonus to the Named Executive Officer responsible for Wallcoverings in recognition of his achievements in revitalizing this business unit.

The bonus awarded to the former Vice Chairman and Chief Operating Officer last year was not pursuant to the Bonus Plan, but pursuant to his employment agreement, which guaranteed his bonus under certain circumstances because, at the time his employment agreement was negotiated, such guarantee was deemed necessary to retain the services
of such  individual through  his scheduled  date of termination.   See
"Employment Agreements".


LONG-TERM INCENTIVE

The third  major component  of the Company's  executive compensation
program  is its long-term incentive  compensation plans.   Through  the
1993 Employee Stock Option Plan and the 1994 Employee Stock Option Plan, the Company seeks to align the interests of key employees more closely with those of the Company's shareholders, and to motivate and reward  actions which  lead to  long-term  value creation for
shareholders.    Stock option  grants  provide a  direct  link between
any rewards executives may receive and the results achieved for shareholders. Stock options are intended to serve as compensation over a period of several years and are therefore generally not granted every year.

The Chief Executive Officer and the other four current executive officers named in the Summary Compensation Table received grants in fiscal 1993 under the 1993 Employee Stock Option Plan, which will vest 50% in each of June 1995 and June 1996 for the Chief Executive Officer and 40% in June 1995 with the remainder in June 1996 for
such other  four executive officers.   In light  of these grants  in
1993, there were no stock option grants in 1994 to the Chief Executive Officer and the other four current executive officers named in the Summary Compensation Table.

Stock  option  grants   are  made  based  on   an  evaluation  of  the
duties   and responsibilities  of   the  individual  and  his   or  her
present and potential contributions to the long-term growth and success of the Company. Stock options granted to the Named Executive Officers during the last fiscal year and year-end option values are reflected in the tables provided below.

Prior to the implementation of the Company's option plans, the former Vice Chairman and Chief Operating Officer became entitled under his employment agreement to a phantom equity arrangement which, like the option plans, was intended to create an incentive to achieve long term goals of the Company. Upon such individual's termination of employment, a payout was made under such arrangement pursuant to its terms. See "Employment Agreements".

TERMINATION BENEFITS

The Company generally determines termination benefits of executive officers based on the executive officer's employment agreement (if applicable), the Company's general severance policies for "exempt employees" (if applicable) or agreement with the departing executive officer at the time of separation. During the last fiscal year, amounts were paid to the former Vice Chairman and Chief Operating Officer relating to his phantom equity and other benefits pursuant to his employment agreement and certain termination benefits were paid the former Chief Financial Officer pursuant to a severance agreement. See "Employment Agreements".

CHIEF EXECUTIVE OFFICER COMPENSATION

The compensation of the Company's Chief Executive Officer is consistent with the compensation philosophy of the Company described above. In July 1992, a subsidiary of the Company entered into an employment agreement with Mr. Hannah. The agreement was amended in
February  1994 to  increase  his base  salary  to  $525,000.   This
increase was based on Mr. Hannah's increased level of responsibility  in
the Company and  his  individual  performance.    These  factors  were
considered  relative  to comparable base  salaries of the chief
executive officers in industries in which the Company  competes.   The
terms of Mr. Hannah's employment agreement are described under "Employment Agreements" elsewhere in this Proxy Statement.

In addition to his base salary,  Mr. Hannah is eligible to  receive
annual incentive compensation under the Bonus Plan.   Mr. Hannah's
target bonus opportunity equals 75 percent of current annual base salary, with a maximum opportunity of 150 percent of current annual
base   salary  which  the   Compensation  Committee  exercised  its
discretion to  waive with respect  to fiscal 1994  in view  of the
Company's  record performance.   EBIT  goals are  established by  the
Compensation Committee at the beginning of each fiscal year; award calculations are based on the same factors as are bonuses for all
executive  officers.    In  1994,  the  Company's  financial performance
exceeded the  targets set by the  Compensation Committee and resulted in
an above average  incentive payout to Mr. Hannah.   Mr. Hannah's annual
bonus  award for the most recent fiscal year was $807,188.

The Compensation Committee, at its sole discretion, determines the amount of any stock options to be granted to Mr. Hannah. During the most recent fiscal year, no stock options were granted to Mr. Hannah in view of grants made the previous year under the 1993 Employee Stock Option Plan.

The Compensation  Committee believes the total  compensation program
for Mr. Hannah is  competitive   with   that  provided   by  comparable
companies,  matches   the responsibilities of  his  office and  reflects
his  personal contributions  to  the Company's performance.

DEDUCTIBILITY OF COMPENSATION IN EXCESS OF $1 MILLION A YEAR

In 1993, Congress enacted Section 162(m) of the U.S. Internal Revenue
Code of  1986, effective for  tax years  beginning in  1994.   This
legislation precludes a public corporation from taking a federal income tax deduction for compensation in excess of $1 million per year for its chief executive officer and any of its four other highest paid executive officers (with exceptions for certain performance based compensation), although "grandfather" provisions may apply to certain compensation arrangements that were entered into by a corporation before it was publicly held. In view of the grandfather provisions, the Company expects that this legislation will not limit the Company's tax deductions for executive compensation for fiscal 1994 or under the Company's current compensation plans.

The Compensation Committee's policy is to qualify compensation paid to its executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled managers and remain competitive with other employers, the Compensation Committee retains the authority to authorize other payments, including salary and bonuses, that would not be deductible.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF COLLINS & AIKMAN
CORPORATION:

                                              DAVID A. STOCKMAN
                                              RANDALL J. WEISENBURGER

                     EXECUTIVE COMPENSATION

   The following table sets forth certain information concerning the compensation for services rendered to the Company and its subsidiaries by (i) the Company's Chief Executive Officer, (ii) the Company's four most highly compensated executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 and who were serving as executive officers at the end of the fiscal year ended January 28, 1995, (iii) two former executive officers who would have been among the Company's four most highly compensated executive officers but for the fact that they were not serving as executive officers on January 28, 1995 and (iv) the former President of the Company and the former Co-Chief Executive Officers of Collins & Aikman Group, Inc. (the individuals named in clauses (i) through (iv) being referred to in this Proxy Statement as the "Named Executive Officers"). All compensation shown has been paid by Collins & Aikman Products Co., a wholly owned subsidiary of the Company ("Products"), or by a subsidiary of Products (although the options shown as awarded are for Common Stock of the
Company).   The Company  does not  separately compensate its  executive officers for their duties as officers of the Company (except for any such options).

Summary Compensation Table

                                           Annual Compensation                          Long Term Compensation
                                                                   Other               Awards         Payouts
  Name and                                                         Annual            Securities                         All Other
  Principal                    Year    Salary           Bonus      Compensation      Underlying     LTIP                Compensation
  Position                      (1)      ($)             ($)           ($)           Options (#)    Payouts ($)             ($)
  Thomas E. Hannah             1994    515,833         807,188         4,030 (2)         0              0                34,190 (3)
   Chief Executive Officer     1993    415,000         783,960         (2)             981,435      2,319,907 (4)        17,153
                               1992    407,500         630,800         (2)               0              0                22,014

  William J. Brucchieri        1994    233,333          25,000         (2)                0             0                 1,125 (5)
   President, Imperial         1993    225,000          25,000        14,342 (2)       138,941         85,829 (4)         1,309
   Wallcoverings, Inc.         1992    171,250          52,500        25,546 (6)          0             0                 2,916

  John D. Moose                1994    295,417         279,000        83,200 (7)          0             0                11,215 (8)
   President, Automotive       1993    262,500         119,900         (2)             196,629        417,122 (4)         9,568
   Fabrics Division            1992    253,750         122,720         (2)                0             0                 9,775

  Harry F. Schoen, III         1994    266,667         247,500         (2)                0             0                10,385 (9)
   President, Mastercraft      1993    250,000         112,000         (2)             164,005        192,582 (4)         8,536
   Division                    1992    174,167          83,490         (2)                0             0                 1,269

  Elizabeth R. Philipp         1994    270,000         241,400         (2)                0             0                10,647 (10)
   Executive Vice President,   1993    256,250         120,000         (2)              91,853         77,433 (4)         9,364
   General Counsel,            1992    246,667         100,000         (2)                0             0                19,566
   and Secretary

  David J. McKittrick          1994    199,834          87,500        16,900 (2)          0           470,137 (11)       60,295 (12)
   Former Vice Chairman        1993    350,000         175,000 (13)  244,667 (14)         0             0                11,236
   of the Company and Chief    1992    271,923 (15)    175,000         (2)                0             0                   914
  Operating Officer (16)

  Mark O. Remissong            1994    230,000            0           54,370 (17)         0 (18)        0               106,894 (19)
   Former Senior Vice          1993     31,254            0             0                 0             0                  0
   President and Chief         1992       0               0             0                 0             0                  0
   Financial Officer (20)

  David A. Stockman            1994     27,500 (21)       0             0                 0             0                  0
   Co-Chairman of the Board    1993     15,000 (21)       0             0                 0             0                  0
   and Former Co-Chief         1992     15,000 (21)       0             0                 0             0                  0
   Executive Officer of
   Collins & Aikman Group, Inc.

  Bruce Wasserstein            1994     27,500 (21)       0             0                 0             0                  0
   Co-Chairman of the Board    1993     15,000 (21)       0             0                 0             0                  0
   and Former Co-Chief         1992      7,500 (21)(22)   0             0                 0             0                  0
   Executive Officer of
   Collins & Aikman Group, Inc.

  Stephen A. Schwarzman        1994     27,500 (21)       0             0                 0             0                  0
   Former President            1993     15,000 (21)       0             0                 0             0                  0
   of the Company              1992     15,000 (21)       0             0                 0             0                  0

                                       13

(1) The information given in this table is for the fiscal years indicated, not calendar years. 1994 indicates the fiscal year ended January 28, 1995. 1993 indicates the fiscal year ended
      January 29, 1994.   1992 indicates the  fiscal year ended January
      30, 1993.

(2) Total perquisites for executive officer were less than the lesser of $50,000 or 10% of annual salary and bonus and accordingly the dollar value of such perquisites is not shown. Perquisites for an executive officer may, but do not necessarily, include reimbursement for any of the following
      expenses:   car; financial  planning; executive  fitness;
      executive physicals and medical; luncheon club; and relocation.

(3) Amount for fiscal 1994 for Mr. Hannah consists of (i) contributions to the Collins & Aikman Corporation Profit Sharing Plan, a defined contribution plan (the "PSP"), in the amount of approximately $3,000, (ii) contributions to the non- qualified supplement to the PSP (the "SPSP") in the amount of approximately $22,812, (iii) premiums in the amount of $2,484 and $1,359 paid for basic term life insurance and Accidental Death & Dismemberment insurance ("AD&D insurance"), respectively, under group life insurance policies and (iv) $4,535 for medicare tax withholding on accrued non-qualified retirement benefits.

(4) The amounts represent payouts in November 1993 under the Equity Share Plan, which was terminated in October 1993. In connection with such termination, certain conditions as to the vesting of awards were modified as follows: Mr. Hannah (approximately $464,000 of the amount shown as a payout was attributable to such modification); Mr. Brucchieri (approximately $18,400 was attributable to such modification); Mr. Schoen (approximately $41,300 was attributable to such modification); Mr. Moose (approximately $89,400 was attributable to such modification); and Ms. Philipp ($12,000 of the amount shown as a payout was due to a supplemental payout and approximately $24,500 was attributable to such modification).

(5) Amount for fiscal 1994 for Mr. Brucchieri consists of premiums in the amount of $960 and $165 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies.

(6) Reimbursement of relocation expenses for Mr. Brucchieri's move to Cleveland, Ohio.

(7) Includes $31,254 for reimbursement of relocation for costs for Mr. Moose's move to Roxboro, North Carolina, and $17,165 for gross-ups of relocation reimbursements to compensate the executive for incremental federal and state income taxes and $25,833 (an amount equal to one month's salary) for miscellaneous additional moving expenses.

(8) Amount for fiscal 1994 for Mr. Moose consists of (i) contributions to the PSP in the amount of $3,000, (ii) contributions to the SPSP in the amount of $5,248 and (iii) premiums in the amount of $2,484 and $483 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies.

(9) Amount for fiscal 1994 for Mr. Schoen consists of (i) contributions to the PSP in the amount of $3,000, (ii) contributions to the SPSP in the amount of $4,532 and (iii) premiums in the amount of $2,484 and $369 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies.

(10) Amount for fiscal 1994 for Ms. Philipp consists of (i) contributions to the PSP in the amount of approximately $3,000,
      (ii) contributions to the SPSP in the amount of approximately $4,800 and (iii) premiums in the amount of $2,484 and $363 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies.

(11) Represents payout upon termination of employment of the vested portion of the phantom equity awarded pursuant to Mr.
      McKittrick's employment agreement.  See "Employment Agreements".

(12) Amount for fiscal 1994 for Mr. McKittrick consists of (i) premiums in the amount of $1,242 and $322 paid for basis term life insurance and AD&D insurance, respectively, under group life insurance policies, (ii) a severance payment of $17,000 and (iii) reimbursement upon termination of employment for unused vacation pay in the amount of $41,731. See "Employment Agreements".

(13)  Mr.  McKittrick's bonus  for  fiscal  1993 was  $175,000.    An
      additional $200,000, representing the portion of Mr. McKittrick's phantom equity award vested during fiscal 1993, was reported under the bonus column in last year's Summary
      Compensation Table.   Since such amount was actually paid in
      fiscal 1994, it has been included instead in the amount set forth under LTIP payouts for fiscal 1994 in lieu of being included in the bonus column for fiscal 1993.

(14) Includes $228,204 reimbursement for relocation costs in connection with Mr. McKittrick's move to Charlotte, North Carolina, including gross-ups of relocation reimbursements to compensate the executive for incremental federal and state income taxes.

(15) Includes salary for the period from March 23, 1992 through January 30, 1993, the portion of fiscal year 1992 during which Mr. McKittrick was an executive officer of the Company.

(16) Mr. McKittrick was appointed Vice Chairman of the Company and Vice Chairman and Chief Operating Officer of Collins & Aikman Group, Inc., a predecessor of Products on March 23, 1992. Prior to that date, Mr. McKittrick held no positions with the Company
      or its subsidiaries.   Mr. McKittrick resigned as  an executive
      officer of the Company and any of its subsidiaries on April 4, 1994, and his employment with the Company and any of its subsidiaries terminated on July 30, 1994. See "Employment Agreements".

(17) Includes $29,207 for reimbursement of relocation costs in connection with Mr. Remissong's move to Charlotte, North Carolina, and $20,295 for gross-ups of relocation reimbursements to compensate the executive for incremental federal and state income tax and $2,133 in imputed interest (assuming a market rate).

(18)  Options were  awarded to Mr. Remissong pursuant to the 1994
      Employee Stock Option Plan but were canceled pursuant to the terms of such plan upon Mr. Remissong's termination of employment since none of the such options had vested prior to termination. See "Option Grants in Last Fiscal Year".

(19) Amount for fiscal 1994 for Mr. Remissong consists of (i) contributions to the PSP in the amount of $3,000, (ii) contributions to the SPSP in the amount of $1,600, (iii) premiums in the amount of $2,095 and $199 for basic term life insurance and AD&D insurance, respectively, under group life insurance policies and (iv) $100,000 supplemental severance payment under Mr. Remissong's severance agreement paid in March 1995. See "Employment Agreements".

(20) Mr. Remissong was appointed Senior Vice President and Chief Financial Officer of a wholly owned subsidiary of the Company on December 13, 1993 and held no positions with the Company
      or it  subsidiaries prior  to that  date.   Mr. Remissong's
      employment  with  the Company  and  its  subsidiaries terminated
      on  October  14,  1994.   See  "Employment Agreements".

(21)  Represents compensation for  serving on the  Board of Directors of
      the Company.   Mr. Stockman, Mr. Wasserstein  and Mr. Schwarzman
      received no other compensation during the years shown for serving on the Board of Directors of the Company or for serving as executive officers of the Company or any of its subsidiaries, including Products.

(22)  Mr. Wasserstein was elected  as director and  appointed
      Co-Chairman of the Board of Directors of the Company effective June 15, 1992 and Co-Chairman of the Board of Directors and Co-Chief Executive Officer of Collins & Aikman Group, Inc., effective June 19, 1992.

   Option Grants In Last Fiscal Year

     Shown below is further information on grants of stock options for the fiscal year ended January 28, 1995, to the Named Executive Officers. No grants of stock options were made during the fiscal year ended January 28, 1995, to the Named Executive Officers, other than options awarded to Mr. Remissong pursuant to the 1994 Employee Stock Option Plan, which were canceled pursuant to the terms of such plan upon Mr. Remissong's termination of employment because none of such options had vested prior to termination.

                             Number of
                            Securities     % of Total
                            Underlying   Options Granted  Exercise
                             Options       to Employees    Price     Expiration   Grant Date
Name                        Granted (#)   in Fiscal 1994  ($/sh)(2)     Date    Present Value ($)(3)

   Thomas E. Hannah              0               0            N/A           N/A                 N/A

   William J. Brucchieri         0               0            N/A           N/A                 N/A

   John D. Moose                 0               0            N/A           N/A                 N/A

   Harry F. Schoen, III          0               0            N/A           N/A                 N/A

   Elizabeth R. Philipp          0               0            N/A           N/A                 N/A

   David J. McKittrick           0               0            N/A           N/A                 N/A

   Mark O. Remissong             44,735(1)       23.97         4.43     April 15, 2004          579,086

                                 33,267(1)       17.82         8.26     April 15, 2004          377,243


   David A. Stockman               0               0            N/A           N/A                 N/A

   Bruce Wasserstein               0               0            N/A           N/A                 N/A

   Stephen A. Schwarzman           0               0            N/A           N/A                 N/A


   (1) All such options were canceled on October 14, 1994 pursuant to the terms of the 1994 Employee Stock Option Plan as they were unvested at the date of Mr. Remissong's termination of employment.

   (2) "N/A" appearing in the table denotes not applicable since no options were granted to the Named Executive Officer.

   (3)   Option  values  reflect Black-Scholes  model  output  for
         options.    The assumptions  used  in the  model  were expected
         volatility of 30%, risk-free rate of return of 7.52%, dividend yield of 0% and time to exercise of ten years. Additionally, no liquidity discount or forfeiture discount was applied.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

     Shown below is information with respect to the year-end value of unexercised options to purchase Common Stock granted to the Named Executive Officers and held by them as of January 28, 1995. The value of in-the-money options is based on the difference between the exercise price of such options and the closing price of the Common Stock on the New York Stock Exchange on January 27, 1995 (the last trading day of the fiscal year ended January 28, 1995), which was $8.50.

                                                             Number of Securities Underlying
                                                                 Unexercised Options at               Value of Unexercised
                                                                       FY-End (#)              In-The-Money-Options at FY-End ($)
                          Shares Acquired       Value
   Name                     On Exercise        Realized       Exercisable     Unexercisable      Exercisable      Unexercisable

   Thomas E. Hannah              0                0                0             841,230              0             3,793,947
                                                                                 140,205                               33,649
   William J. Brucchieri         0                0                0              77,184              0               348,100
                                                                                  61,757                               14,822
   John D. Moose                 0                0                0             146,555              0               660,963
                                                                                  50,074                               12,018
   Harry F. Schoen, III          0                0                0              97,998              0               441,971
                                                                                  66,007                               15,842
   Elizabeth R. Philipp          0                0                0              83,508              0               376,621
                                                                                   8,345                                2,003
   David J. McKittrick           0                0                0                0                 0                  0

   Mark O. Remissong             0                0                0                0                 0                  0
   David A. Stockman             0                0                0                0                 0                  0

   Bruce Wasserstein             0                0                0                0                 0                  0

   Stephen A. Schwarzman         0                0                0                0                 0                  0


   Defined Benefit or Actuarial Plan Disclosure

     Messrs. Stockman, Wasserstein and Schwarzman have  never
participated in and have not received  and will not  receive any benefits  under the C&A  Co. Plan, the  C&A Co. Excess Benefit Plan or
the C&A Co. SRIP Plan described below.   See "Summary Compensation
Table", footnote 21.

     C&A Co. Plan.   Provided certain eligibility requirements are met,
at the end of each calendar month, pay  credits are applied to  a participant's account  under the Collins  & Aikman Corporation
Employees' Pension  Account Plan  (the "C&A  Co. Plan")  based on  the participant's length of credited service and  compensation (as defined)
during that month. For participants aged  50 or older,  the monthly pay credit is  based on either  credited service and compensation or age and compensation, whichever results in the higher amount.

   The following chart sets forth how pay credits are determined under the C&A Co. Plan:



                                                                         Percentage of
                                                                     Compensation Used to
                                                                     Determine Pay Credits

                Eligibility Requirements                 Up to 1/3                          Over 1/3
   Years Of                                             of the S.S.                       of the S.S.
   Credited Service        or                Age         Wage Base                         Wage Base
   less than 10                        less than 50        2.5%                               4.5%

   10 - 14                               50 - 54           3.0%                               5.5%

   15 - 19                               55 - 59           4.0%                               6.5%

   20 - 24                               60 - 64           5.0%                               8.0%

   25 or more                           65 or more         6.0%                              10.0%


   The dollar amounts that result from these percentages are added together and the total is the pay credit for the month.

         In addition, interest credits are applied each month to the account balance. Participants make no contributions to the C&A Co. Plan. Employer contributions are 100% vested after five years of service or at age 65, whichever is earlier, and may vest under certain
other circumstances  as set  forth in  the C&A  Co. Plan.   The
estimated annual benefits payable upon retirement at normal retirement age under the C&A Co. Plan for Messrs. Hannah, Brucchieri, Moose, Schoen and McKittrick and Ms. Philipp are $20,185, $12,741,
$49,889, $6,391, $4,803 and $20,225, respectively.   Participants in the
C&A Co. Plan have the option, however, of receiving the value of their vested account in a lump sum following termination of employment. Mr.
McKittrick  has not yet elected to  receive his benefit payment.   Mr.
Remissong's account under the C&A Co. Plan was not vested at termination of his employment and he will receive no benefit under the C&A Co. Plan.

     C&A Co. Excess Plan. The Excess Benefit Plan of Collins & Aikman Corporation (the "C&A Co. Excess Plan") works in conjunction with the C&A Co. Plan (which is described above) and provides to the employee any benefit which the C&A Co. Plan would have provided but for certain legal limitations under the Employee Retirement Income Security Act of 1974 and Internal Revenue Service regulations. The pay credits and interest credits are determined as described with respect to the C&A Co. Plan as if no legal limitations existed, and then this plan provides any benefit which is in excess of the benefit provided under the C&A Co. Plan. The estimated annual benefits payable upon retirement at normal retirement age under the C&A Co. Excess Plan for Messrs. Hannah, Brucchieri, Moose and Schoen and Ms. Philipp are $35,066, $1,296, $14,967, $2,247, and $7,389, respectively.
In lieu of annual benefits at retirement, Mr. McKittrick elected to receive a lump sum benefit under the C&A Co. Excess Plan following his termination of employment and received the amount of approximately $19,630 in payment thereof. Mr. Remissong's account under the C&A Co. Excess Plan was not vested at termination of his employment and he will receive no benefit under the C&A Co. Excess Plan.


     C&A Co. SRIP. Participation in the Collins & Aikman Corporation Supplemental Retirement Income Plan (the "C&A Co. SRIP") is solely at the discretion of the Board of Directors of Products and is extended to a
select group  of key executives.   The  plan provides a participating
employee with a retirement benefit at or after age 62. A target benefit is first calculated for each employee based on Total Annual Compensation (final base salary plus the average of the bonuses paid for the last three fiscal years) and years of service at retirement.
The benefit payable from the C&A Co. SRIP is determined as the excess of the target benefit over any pension benefits payable from Social Security and any other retirement plans sponsored by the Company.
An employee does  not become vested in a benefit until reaching age 62.

     The   following   table   shows,   for   specified
compensation/years   of   service classifications,  the  hypothetical
annual target benefits under the C&A Co. SRIP for employees retiring at age 65, assuming that the retiring participant elects a single life annuity.

                          PENSION PLAN TABLE

     Total Annual                      Years of Service
    Compensation         10           15            20         25           30            35           41
    $ 200,000        $ 84,000     $102,000      $120,000      $120,000     $120,000      $120,000     $120,000
      225,000          94,500      114,750       135,000       135,000      135,000       135,000      135,000
      250,000         105,000      127,500       150,000       150,000      150,000       150,000      150,000
      275,000         115,500      140,250       165,000       165,000      165,000       165,000      165,000
      300,000         126,000      153,000       180,000       180,000      180,000       180,000      180,000
      350,000         147,000      178,500       210,000       210,000      210,000       210,000      210,000
      400,000         168,000      204,000       240,000       240,000      240,000       240,000      240,000
      450,000         189,000      229,500       270,000       270,000      270,000       270,000      270,000
      500,000         210,000      255,000       300,000       300,000      300,000       300,000      300,000
      600,000         252,000      306,000       360,000       360,000      360,000       360,000      360,000
      700,000         294,000      357,000       420,000       420,000      420,000       420,000      420,000
      800,000         336,000      408,000       480,000       480,000      480,000       480,000      480,000
      900,000         378,000      459,000       540,000       540,000      540,000       540,000      540,000
    1,000,000         420,000      510,000       600,000       600,000      600,000       600,000      600,000
    1,100,000         462,000      561,000       660,000       660,000      660,000       660,000      660,000
    1,200,000         504,000      612,000       720,000       720,000      720,000       720,000      720,000
    1,300,000         546,000      663,000       780,000       780,000      780,000       780,000      780,000
    1,400,000         588,000      714,000       840,000       840,000      840,000       840,000      840,000
    1,500,000         630,000      765,000       900,000       900,000      900,000       900,000      900,000

                                    17

         Messrs. Hannah, Brucchieri, Moose and Schoen are the only named executive officers participating in the C&A Co. SRIP. Mr. Hannah currently has six years of plan service, and at age 65, he will have
an estimated  14 years,  5 months  of  plan service.   Mr. Brucchieri
currently has 7 years, 1 month of plan service and at age 65 will have an estimated 19 years, 6 months of plan service. Mr. Moose currently has 34 years, 7 months of plan service and at age 65 will have an estimated 41 years, 4 months of plan service. Mr. Schoen currently has 2 years, 9 months of plan service and at age 65 will have an estimated 8 years, 7 months of plan service.

Employment Agreements

     In July 1992, Products entered into an employment agreement with Mr. Hannah, which was amended as of February 1994. The agreement, as amended, provides for an initial base salary of $525,000 and participation in any executive bonus plan, with a target bonus of 75% of the base salary then in effect up to a maximum of 150% of base
salary.   The agreement expires January  31, 1997,  with automatic one year renewals thereafter unless Products notifies Mr. Hannah prior to that time of its intention to terminate the agreement. In the event of involuntary termination for reasons other than cause and other than a change of control, the agreement provides for severance benefits equal to Mr. Hannah's base salary then in effect for a period of one year from the termination date plus any unpaid cash bonus for the prior fiscal year and a pro rata portion of any bonus he would have received had he been employed for the entire fiscal year. Products also entered into a letter agreement with Mr. Hannah in May 1991 pursuant to which Mr. Hannah is entitled to receive an amount equal to two times his base salary then in effect in the event his employment is terminated by Products within three months prior to or one year following a change of control (as defined) of Products.

      In May 1991, Products entered into a letter agreement with Mr. Moose which provides that if his employment is terminated by Products or any successor company other than for cause at any time within three months prior to or one year following a change of control (as defined) of Products, then in lieu of any severance available under policies or practices of Products he shall receive an amount equal to two times his base salary as in effect at the time of termination.

     In July 1990, Products entered into an employment agreement with Ms. Philipp at an initial base salary of $225,000 per year. The agreement is automatically renewed each year. In the event of involuntary termination for reasons other than cause, including failure to renew the agreement, any requirement that Ms. Philipp's office be relocated or any change in control (as defined), the agreement provides for severance benefits equal to Ms. Philipp's base salary then in effect for a period of one year from the termination date plus the pro rata portion of any cash bonuses she would have received had she been employed for the entire fiscal year.

    In March 1992, the Company entered into an employment agreement with Mr. McKittrick, which was amended as of April 1994. The agreement, as amended, provided for an initial base salary of $350,000 per year and a cash bonus of not less than $87,500 for the six months ending July 30, 1994. Pursuant to the agreement, as amended, Mr. McKittrick ceased to be Vice Chairman on April 4, 1994 and became principal financial and accounting officer with limited responsibilities for a transitional period. The term of the agreement, as amended, ended July 30, 1994. In the event of termination for reasons other than cause (including for this purpose the expiration of the term of employment), the agreement, as amended, also provided for payment of
(i) the amount of $17,000 as a retirement severance benefit in addition to the value of Mr. McKittrick's vested accounts under the PSP and C&A Co. Plan plus (ii) any amount payable with respect to Mr.
McKittrick's  phantom equity award.   Mr. McKittrick's award,  which was
made pursuant to his employment agreement, represented phantom equity in the Company in the amount of $1,000,000 and vested at the rate of $200,000 per year, with cliff vesting for the first two years and continuous vesting thereafter. Mr. McKittrick's employment terminated
on  July 30,  1994.   Mr. McKittrick received  the vested portion  of
his phantom equity in the amount of $470,137 following his termination of employment.

     In October 1994, Products entered into an agreement (the "Severance Agreement") with Mr. Remissong pursuant to which its earlier employment agreement with Mr. Remissong and all respective
rights  and  obligations  were  terminated.   Pursuant  to  the
Severance Agreement, Mr. Remissong receives as severance on a periodic basis his base salary of $230,000 per year for the period through October 31, 1995 and also received a supplemental payment of $100,000 in March 1995.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return from July 7, 1994 (the date the Common Stock was first registered under Section 12 of the Exchange Act and traded on the New York Stock Exchange) through January 28, 1995 of the Company, the S&P 500 and a peer group of companies selected by the Company for purposes of the comparison and more fully described below (the "Peer Group"). Dividend reinvestment has been assumed and, with respect to the companies in the Peer Group, the returns of each such company have been weighted to reflect relative stock market capitalization. The graph assumes an investment of $100 on July 7, 1994 in each of the Common Stock, the stocks comprising the S&P 500 and the stocks comprising the Peer Group.


Line graph depicting the change in a $100 investment made on July 7, 1994 through January 28, 1995 in (1) the Common Stock of the Company,
(2) the S&P 500 and (3) a peer group of companies. Dollar values at January 28, 1995 are indicated in the chart below.


                                               July 7,           January 28,
                                                1994                 1995

        Collins & Aikman Corporation          $ 100.00             $ 80.95
        S&P 500                               $ 100.00            $ 107.02
        Peer Group*                           $ 100.00             $ 87.16


* The Company does not believe that there is a single published industry or line of business index that is appropriate for comparing
stockholder return.   The  Peer Group selected  by the  Company is made
up of companies which supply similar customers in the Automotive Products, Interior Furnishings and Wallcoverings markets as well as companies with which the Company believes it competes for managers. The Peer Group consists of Masland Corporation, Lear Seating Corporation, Burlington Industries, Inc., Quaker Fabric Corporation, Culp, Inc., Norwall Group Inc., Fieldcrest Cannon, Inc. and Cone Mills Corporation.

COMPENSATION OF DIRECTORS

     Each director of the Company and Products who is not a full-time employee thereof (or the Partner who designates such director to the Board of Directors) receives a fee of $40,000 per year, payable
quarterly.   Such fee commenced in the  third quarter of fiscal 1994.
Prior to that time, each such director received a fee of $15,000 per year.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of Mr. Stockman, Co-Chairman of the Board of the Company, and Mr. Weisenburger, Vice Chairman of the Company. Neither Mr. Stockman nor Mr. Weisenburger is separately compensated for serving as an executive officer of the Company or any of its subsidiaries, including Products. See
"COMPENSATION COMMITTEE   REPORT  ON  EXECUTIVE  COMPENSATION".     Mr.
Stockman  and  Mr. Weisenburger participated  in  deliberations   during
the  last   completed  fiscal  year   concerning compensation of
executive officers who are separately compensated for serving as
executive officers.   None of the  executive officers who are
separately compensated for serving as

executive officers (or who received options) serve on the Compensation
Committee.

     Mr.  Stockman is a  general partner  of Blackstone  Group,
Blackstone Management and Blackstone Associates. Mr. Weisenburger is a Managing Director of WP & Co., which is a subsidiary of WP Group.
WP Group  formed WP Partners.   See "Certain Relationships"  and
"Directors' Ownership of Securities".

   Under the Stockholders Agreement prior to its amendment in connection with the Company's public offering of common stock in July 1994, the Company had agreed to pay to each of Blackstone Management and WP & Co. or their affiliates an annual operating management fee of $1 million, payable annually, and an annual management and retainer services fee of $1.5 million, payable quarterly in advance. The Company also reimbursed Blackstone Management and WP & Co. or their affiliates for out-of-pocket expenses in connection with their management. Since the beginning of fiscal 1994, $1,750,000 was paid to each of Blackstone Management and WP & Co. or their affiliates pursuant to the Stockholders Agreement prior to its amendment.
Pursuant to the Stockholders Agreement as it was amended, each of Blackstone Partners and WP Partners or their affiliates receive a $1 million annual monitoring fee and the reimbursement of expenses from the Company. Since the beginning of fiscal 1994, $500,000 was paid to each of Blackstone Partners and WP Partners or their affiliates pursuant to the Stockholders Agreement as it was amended.

   The Board of Directors of the Company has authorized the investment by Products from time to time of amounts not to exceed $5 million in a short-term investment fund to which Blackrock Financial Management L.P.
serves  as investment advisor.   Blackrock  Financial Management L.P.,
an affiliate of Blackstone Group, charges annual management fees equal to .3% of the amount invested, plus nominal out of pocket expenses. Since the beginning of fiscal 1994, the Company has paid Blackrock Financial Management L.P. fees in the amount of approximately $6,000.

   Since the beginning of fiscal 1994, Products has paid $1,394,000 to each of Blackstone Partners and WP Partners or their affiliates for services rendered in connection with the divestiture of Kayser-Roth Corporation.

   In September 1993, Blackstone entered into an agreement with Products to provide advisory services and assistance in connection with the sale or disposition by Products of its Builders Emporium Division. The Agreement provides for reimbursement of out-of-pocket expenses plus payment of fees to be paid by Products to Blackstone of (i) $100,000 per fiscal month, commencing with the fiscal month ending September 25, 1993 and ending with the fiscal month ending January 29, 1994 and
(ii) $100,000  for  the fiscal  quarter commencing  January 30,  1994
and ending  April 30, 1994.   Since the  beginning of fiscal 1994,  the
Company has paid $200,000 under this agreement ($100,000 of which was for the fiscal month ending January 29, 1994 and was accrued in fiscal
1993).

   In addition, in September 1993, an affiliate of Blackstone Partners negotiated with Arkaid Incorporated, a real estate consultant ("Arkaid"), to receive 20% of the incentive fees payable to Arkaid by Products in connection with the resolution of lease liabilities of
Builders Emporium.   An   affiliate of Blackstone  Partners received
$461,375 in fees during 1994 pursuant to this arrangement.

   During the first quarter of 1994, the Company incurred expenses of $2.5 million for services performed by affiliates of Blackstone Partners and WP Partners in connection with a comprehensive review of
the  Company's  liabilities  associated  with   discontinued operations,
including  surplus  real  estate,  postretirement  and  workers
compensation liabilities.   During the first  quarter of 1994,  the
Company incurred expenses of $3.25 million for services performed by an affiliate of Blackstone Partners and $2.75 million for services performed by an affiliate of WP Partners in connection the Company's review of refinancing and strategic alternatives as well as certain other advisory services.

   On July 13, 1994, the Company completed an initial public offering of 15 million shares of Common Stock. In addition, the

Company at that time sold to its principal stockholders Blackstone Partners and WP Partners or their affiliates an additional 8.81 million
shares of Common  Stock for $87 million.   In a  noncash transaction,
approximately 18.5 million shares of Common Stock were also issued to such principal stockholders for indebtedness with an outstanding face amount of $194.7 million. For additional information concerning the beneficial ownership of shares of Common Stock by Blackstone Partners and WP Partners or their affiliates, see "Voting Securities and Principal Stockholders".

   Wasserstein Perella Securities, Inc. ("WP Securities"), a wholly owned subsidiary of WP Group, participated as a lead underwriter in the Company's public offering of Common Stock in July 1994 and was paid fees of approximately $1 million by the Company in connection therewith.

   For  a description  of  the  relationships  of  the Company's directors  with  any  of Blackstone Group, Blackstone Partners,
Blackstone Management, WP Partners, WP &  Co. or WP Management,   see
"Information  as  to   Nominees  and  Other   Directors"  and  "Certain
Relationships" above.

             RELATIONSHIPS WITH INDEPENDENT ACCOUNTANTS

   Arthur Andersen L.L.P. served as independent auditors of the Company for the fiscal year ended January 28, 1995, and has served as independent auditors of the Company since the Company's inception in 1988. The Board of Directors has selected Arthur Andersen L.L.P. to serve as independent auditors of the Company for the fiscal year ending
January 27, 1996.   A representative of Arthur  Anderson L.L.P. is
expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders.

                       STOCKHOLDER PROPOSALS

   Any stockholder who wishes to submit a proposal for action to be included in the proxy materials for the Company's 1996 Annual Meeting must submit such proposal so that it is received by the Secretary of the Company not later than February 1, 1996. Proposals must be in writing and sent via registered, certified or express mail. Facsimile or other forms of electronic submissions will not be accepted.

                           ANNUAL REPORT

   The  Company's Annual Report for the fiscal year  ended January 28,
1995, is being sent to  the stockholders  of the  Company.   The Company
will furnish without charge to any stockholder who so requests in writing a copy of the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 1995, including financial statements and financial statement schedules. The Company will furnish a copy of any of the exhibits referenced in the Annual Report on Form 10-K upon the request in writing of a stockholder for a fee of not more than $.50 per page to cover the cost of reproduction  and mailing.  Requests may
be  directed to:   Collins &  Aikman Corporation,  701 McCullough
Drive, P.O.  Box 32665, Charlotte, NC 28232-2665, Attention:
Director-Investor Relations.

   Neither the Annual Report nor any of the financial statements contained therein are to be considered filed as part of this Proxy Statement or deemed soliciting material.



                          OTHER MATTERS

   It is not expected that any other matters will be brought before the Meeting. If any matter not described in this Proxy Statement should properly come before the Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with their best judgment unless a stockholder, by striking out the appropriate provision of the proxy, chooses to withhold authority to vote on such matters.

                  By Order of the Board of Directors,

                  /s/ Elizabeth R. Philipp

                  ELIZABETH R. PHILIPP
                  Secretary


PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY. NO POSTAGE STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

____________________________________________________________________________


                                                                    Annex A





                  Collins & Aikman Corporation

                1994 Directors Stock Option Plan



I.    Purposes of the Plan

The purposes of this 1994 Directors Stock Option Plan (the "Plan") are to enable Collins & Aikman Corporation (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the directors and the stockholders of the Company by granting the directors options to purchase Common Stock (as defined herein). This document shall supersede all other material describing this Plan, including, but not limited to, prior drafts hereof and any documents incorporating the terms and provisions of any such prior drafts.

II.   Definitions

In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

B.    "Board" means the Board of Directors of the Company.

C. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

D. "Committee" means the Board or a duly appointed committee of the Board to which the Board has delegated its power and functions hereunder.

E. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

F. "Company" means Collins & Aikman Corporation, a Delaware corporation.

G. "Eligible Director" means a director of the Company who is not an active employee of the Company or any subsidiary and who is not an officer, director or employee of (i) any entity which, directly or indirectly, beneficially owns or controls 5% or more of the combined voting power of the then outstanding voting securities of the Company (or any subsidiary) entitled to vote generally in the election of directors or (ii) any entity controlling, controlled by or under common control (within the meaning of Rule 405 of the Securities
Act) with any such entity.

H. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

I. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

J. "Participant" means an Eligible Director who is granted Options under the Plan which Options have not expired.

K. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

L. "Related Person" means (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

M. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

N.    "Share" means a share of Common Stock.

O. "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director of the Company.

III.  Effective Date

The Plan shall become effective as of November 1, 1994 (the "Effective Date"), subject to its approval by the majority of the Common Stock (at the time of approval) within one year after the Plan is adopted by the Board. Grants of Options under the Plan will be made after the Effective Date of the Plan pursuant to Article VI(B) of this Plan, provided that, if the Plan is not approved by the majority of the Common Stock (at the time of approval), all Options which have been
granted pursuant to the terms of the Plan shall be null and void.   No
Options may be exercised prior to the approval of the Plan by the majority of the Common Stock (at the time of approval).

IV.   Administration

A. Duties of the Committee. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the
Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the  Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan  and to  change such forms  from time  to time; and  to make all  other determinations  and to  take all  such steps  in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder,  regardless  of  the  apparent similarity of
the matters coming before  it.   Any determination,  action or conclusion
of the Committee  shall be  final, conclusive  and binding  on all parties.

B.    Advisors.   The  Committee  may employ  such legal  counsel,
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

C.    Indemnification.    To  the  maximum   extent  permitted  by
applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Restated Certificate of Incorporation or By-Laws of the Company, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors or officers under applicable law or under the Restated Certificate of Incorporation or By-Laws of the Company.

D. Meetings of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

E. Determinations. Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

F. Disinterested Directors. Notwithstanding the foregoing, the Committee may not take any action which would cause any Eligible Director to cease to be a "disinterested person" for purposes of Rule 16b-3 promulgated under the Act, as then in effect or any successor provisions ("Rule 16b-3"), with regard to any stock option or other equity plan of the Company.

V.    Shares; Adjustment Upon Certain Events

A. Shares to be Delivered; Fractional Shares. Shares to be issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No
fractional Shares  will be issued  or   transferred  upon  the  exercise
of any Option nor will any compensation be paid with regard to fractional shares.

B.    Number of Shares.  Subject to adjustment as provided in this
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 600,000. Where Options are for any reason cancelled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, within the limits provided by the preceding sentence.

C.    Adjustments; Recapitalization, etc.   The existence of  this Plan
and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, in which case the provisions of this Article V(C) shall govern outstanding Options:

1. The Shares with respect to which Options may be granted are Shares of Common Stock as presently constituted, but, if and whenever the Company shall effect a subdivision, recapitalization or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration, the aggregate number and kind of shares of capital stock issuable under this Plan shall be proportionately adjusted, and each holder of a then outstanding Option shall have the right to purchase under such Option, in lieu of the number of Shares as to which the Option was then exercisable but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock which he or she would have owned after such sub-division, recapitalization, consolidation or dividend if immediately prior thereto he had been the holder of record of the number of Shares as to which such Option was then exercisable.

2. If the Company merges or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter upon exercise of an Option theretofore granted, the Participant shall be entitled to purchase under such Option in lieu of the number of Shares as to which such Option shall then be exercisable, but on the same terms and conditions of exercise set forth in such Option, the number and kind of shares of capital stock or other property to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

3. If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each Participant at least 20 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, each Participant shall have the right to exercise in full effective as of such consummation all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options other than the requirements of Article III) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and if and when appropriate new notice shall be given as aforesaid. Notwithstanding the foregoing, the Options held by persons subject to Section 16(b) of the Act that would not have vested under the Plan except pursuant to Article VI(F) prior to the effective date of such merger, consolidation, liquidation or dissolution shall not expire on such date but shall expire thirty (30) days after they would have otherwise vested under the Plan and shall after the effective date of such merger, consolidation, liquidation or dissolution represent only the right to receive the number and kind of shares of capital stock or other property to which the Participant would have been entitled if immediately prior to the effective date of such merger, consolidation, liquidation or dissolution the Participant had been the holder of record of the number of Shares as to which such Option was then exercisable.

4. If as a result of any adjustment made pursuant to the preceding paragraphs of this Article V(C), any Participant shall become entitled upon exercise of an Option to receive any shares of capital stock other than Common Stock, then the number and kind of shares of capital stock so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Article V(C).

5. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options theretofore granted or the purchase price per Share.


VI.   Awards and Terms of Options

A.    Grant.    Without  further  action   by  the  Board  or  the
stockholders of the Company, each Eligible Director on each Annual Date of Grant (as hereinafter defined) shall be automatically granted options to purchase 10,000 shares, subject to the terms of the Plan, provided that no such Option shall be granted if on the date of grant the Company has liquidated, dissolved or merged or consolidated with another entity in such a manner that it is not the surviving entity (unless the Plan has been assumed by such surviving entity with regard to future grants).

B. Date of Grant. Annual Grants shall be made initially on the date on which this Plan is approved by the Board (the "Initial Grant Date") and on each anniversary of the Effective Date thereafter (the Initial Grant Date and each anniversary of the Effective Date thereafter being referred to as an "Annual Date of Grant"); provided that if such date in any year is a date on which the New York Stock Exchange is not open for trading, the grant shall be made on the first day thereafter on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, in the event no Fair Market Value can be determined pursuant to the provisions hereof, no Annual Grant shall be made for such fiscal year.

C.    Option  Agreement.   Options  shall be  evidenced by  Option
agreements in substantially the form annexed hereto as Exhibit A as modified from time to time.

D.    Option Terms:

1.  Exercise  Price.   The  purchase  price  per share  ("Purchase
      Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share as of the date of the grant of the Option, or the par value of the Share, whichever is the greater.

2.  Period  of  Exercisability.    Except  as  otherwise  provided
      herein, each Option granted under this Plan shall be exercisable on or after the later of (a) six (6) months and one day after the date of grant or (b) approval of this Plan by the stockholders in accordance with Article III hereof.

3.  Procedure for  Exercise.   A Participant electing  to exercise one
      or more Options shall give written notice to the Secretary of the Company of such election and of the number of Options he
      or she has elected  to  exercise.   Shares purchased  pursuant  to
      the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Shares owned by the Participant for at least six months (or such longer period as required by applicable accounting standards to avoid a charge to earnings) or a combination thereof.

E.    Expiration.   Except  as otherwise  provided herein,  if not
        previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

F.    Acceleration of Exercisability.

All Options granted and not previously exercisable shall become fully exercisable immediately upon the later of a Change of Control (as defined herein) or approval of the Plan by the stockholders in
accordance with Article III.   Article (V)(C) shall  also apply to the
extent, if any, it is applicable. For this purpose, a "Change of Control" shall be deemed to have occurred upon:

      (a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or (14)(d)(1) of the
      Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 80% of the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors,
      including,  but not limited  to, by  merger, consolidation   or
      similar  corporate   transaction  or   by  purchase; excluding,
      however, the following: (x) any acquisition by the Company, a Related Person, Wasserstein Perella Partners, L.P., Blackstone Capital Partners L.P. or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Related Person; or

      (b) the approval of the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and Related Persons on a consolidated basis (determined under generally accepted accounting principles in accordance with prior practice); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of  such  corporation  entitled to  vote generally  in the election of directors will be then beneficially owned, directly or indirectly,  by the  individuals and entities  who were  the beneficial owners  of the outstanding  Shares
      immediately prior to such sale or other disposition, (y) no Person (other than the Company, Related Persons, and any employee benefit plan (or related trust) of the Company  or
      Related  Persons   or  such  corporation  and  any   Person
      beneficially   owning,  immediately   prior  to   such  sale   or
      other disposition, directly or indirectly, 20% or more of the outstanding Shares) will beneficially own, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the incumbent board immediately prior to the sale or other disposition will constitute at least a majority of the members of the board of directors of such corporation.


VII.  Effect of Termination of Directorship

A. Death, Disability or Otherwise Ceasing to be a Director. Except as otherwise provided herein, upon Termination of Directorship, on account of disability, death, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the expiration of the Option in accordance with the terms of the Plan and grant.

B.    Cancellation  of   Options.    No  Options   that  were  not
exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Directorship.


VIII. Nontransferability of Options

Except as provided in the following sentence, no Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or his or
her  guardian or  legal representative.    An  Option shall  also  be
transferable under a domestic relations order that is a "qualified domestic relations order", as defined in section 414(p) of the Code, but may thereafter not be further transferred except as provided in the prior sentence (with the alternate payee under such order being substituted for "Participant"). In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void.


IX.   Rights as a Stockholder

A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.    Termination, Amendment and Modification

The Plan shall terminate at the close of business on the seventh anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. The Committee at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (ii) any other amendments deemed appropriate, provided that no such amendment may be made if either the authority to make such amendment or the amendment would cause the Eligible Directors to cease to be "disinterested persons" with regard to this Plan or any other stock option or other equity plan of the Company for purposes of Rule 16b-3 and further provided that the provisions of the Plan relating to the amount, price and timing of, and eligibility for, awards shall not be amended more than once every six (6) months except to comport with changes in the Code and the Employee Retirement Income Security Act of 1974, as amended,
or the  rules thereunder.    Notwithstanding the  foregoing, the
Committee may not effect any amendment that would require the approval of the stockholders of the Company under Rule 16b-3 unless such approval is obtained. In no event, unless no longer required as a condition of compliance with the requirements of Rule 16b-3, shall the Committee without the approval of stockholders normally entitled to vote for the election of directors of the Company:

1.   increase the number of Shares available for grants under this Plan;

2. reduce the minimum exercise price at which any option may be exercised;

3. change the requirements as to eligibility for participation under this Plan;

4. change the number of Options to be granted or the date on which such Options are to be granted; or

5. materially increase the benefits accruing to Participants hereunder.

This Plan may be amended or terminated at any time by the stockholders of the Company.

This Plan and any Options granted hereunder shall terminate and be void if this Plan does not receive the approval of the stockholders of the Company that may be required under Rule 16b-3, no later than the next annual meeting of stockholders of the Company. Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his Option, alter or impair the rights and obligations arising under any then outstanding Option.


XI.   Use of Proceeds

The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

XII.  General Provisions

A. Right to Terminate Directorship. This Plan shall not impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

B. Trusts, etc. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a
Participant.   If and to the extent that any Participant or such
Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

C.    Notices.   Any  notice  to the  Company  required by  or  in
respect of this Plan will be addressed to the Company at 701 McCullough Drive, Charlotte, North Carolina 28262, Attention: Vice President, Human Resources, or such other place of business as shall become the Company's principal executive offices from time to time, or sent to the Company by facsimile to (704) 548-2081, Attention: Vice President, Human Resources or to such other facsimile number as the Company
shall  notify  each  Participant.    Each Participant shall be
responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments.
Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the
Participant's   personal representative if such representative  has
previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

D. Severability of Provisions. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

E. Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

F.    Headings and Captions.  The headings and captions herein are
provided  for reference and  convenience only.   They shall  not be
considered part of the Plan and shall not be employed in the construction of the Plan.

G. Controlling Law. The Plan shall be construed and enforced according to the laws of the State of Delaware.

H.    Section 16(b)  of the Act.   All elections  and transactions under
the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and
void.   The Committee  may establish and adopt written  administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

XIII. Issuance of Stock Certificates;
      Legends; Payment of Expenses

A.    Stock  Certificates.   Upon  any exercise  of an  Option and
payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons, subject, however, in the case of Options exercised pursuant to Section V(C)3 hereof, to the merger, consolidation, dissolution or liquidation triggering the rights under that Section.

B. Legends. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

C.    Payment of Expenses.   The  Company shall pay  all issue  or
transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV.  Listing of Shares and Related Matters

If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

XV.   Withholding Taxes

The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any Federal, state or local taxes required by law to be withheld.

                                                             Exhibit A

                          COLLINS & AIKMAN CORPORATION
                                OPTION AGREEMENT
                                 PURSUANT TO THE
                         1994 DIRECTORS STOCK OPTION PLAN


[Eligible Director]

Dear:

                              Preliminary Statement

As a director of Collins & Aikman Corporation (the "Company") on the Annual Date of Grant and pursuant to the terms of the Collins & Aikman Corporation 1994 Directors Stock Option Plan, annexed hereto as
Exhibit 1 (the "Plan"), you, as an Eligible Director (as defined in the Plan), have been automatically granted a nonqualified stock option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below.

The terms of the grant are as follows:

1.    Tax  Matters.   No  part of  the  Option granted  hereby  is
intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Grant of Option. Subject in all respects to the Plan and the terms and conditions set forth herein and therein including, without limitation, the provisions requiring shareholder approval, you are hereby granted an Option to purchase from the Company up to 10,000 Shares (as defined in the Plan), at a price per Share of $_________ (the "Option Price").

3. Vesting. The Option may be exercised by you, in whole or in part, at any time or from time to time on or after the later of (a) six (6) months and one (1) day after the date of grant or (b) approval of the Plan by the stockholders of the Company and prior to the expiration of the Option as provided herein and in the Plan. Upon the occurrence of a Change of Control (as defined in the Plan), the Option shall immediately become exercisable with respect to all Shares subject thereto, regardless of whether the Option has vested with respect to such Shares upon the later of such Change of Control and approval of the Plan by the stockholders of the Company.

4.    Termination.    Unless  terminated   as  provided  below  or
otherwise pursuant to the Plan, the Option shall expire on the tenth anniversary of this grant.

5.    Restriction on Transfer  of Option.   Except as provided  in the
Plan with regard to a  "qualified domestic relations order", as defined in Section 414(p)  of the Internal Revenue Code, the Option granted hereby is not transferable otherwise than  by will or under  the applicable laws  of descent and distribution and during your lifetime may be exercised only by you or your guardian or  legal representative.
In addition,  the  Option shall  not  be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law  or otherwise), and  the Option  shall not be  subject to  execution, attachment or
similar  process.    Upon  any attempt  to  transfer,  assign, negotiate,
pledge or  hypothecate
the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

6.    Rights as a  Shareholder.   You shall  have no  rights as  a
shareholder with respect to any Shares covered by the Option until you shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

7.    Provisions  of Plan Control.   This grant is  subject to all the
terms,  conditions  and  provisions  of  the  Plan  and  to  such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the
meaning  ascribed to such term  in the Plan.   The annexed copy of the
Plan is incorporated herein by reference. If and to the extent that this grant conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this grant shall be deemed to be modified accordingly.

8. Notices. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or, in the case of notice to the Company, by facsimile to the facsimile number set forth below, or when dispatched by Telegram, or one business day after having been dispatched by a nationally recognized courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address (or, in the case of notice to the Company, facsimile number) set forth below (or such other address as the party shall from time to time specify in accordance with Article XII(D) of the Plan.):


    If to the Company, to:

          Collins & Aikman Corporation
          701 McCullough Drive
          Charlotte, North Carolina 28262
          Attention: Vice President, Human Resources
          Facsimile number:  (704) 548-2081

    If to you, to:

          the address indicated on the signature page at the end of this grant.

                                  Sincerely,

                                  COLLINS & AIKMAN CORPORATION


                                  By:__________________________
                                         Authorized Officer


Accepted:


[PARTICIPANT]
Address:

******************************************************************************
                                  APPENDIX

                          COLLINS & AIKMAN CORPORATION
P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 1995
                  AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF
    The undersigned hereby appoints Thomas E. Hannah, David A. Stockman, and Randall J. Weisenburger (the "Agents") as proxies (each with the power to act alone and to appoint a substitute) and hereby authorizes each of them to represent and to vote, as designated hereon, all the shares of Common Stock, par value $0.01 per share, of Collins & Aikman Corporation (the "Company"), held of record by the undersigned at the close of business on May 26, 1995, at the Annual Meeting of Stockholders of the Company to be held on June 29, 1995, at 11:00 a.m., Eastern Daylight Savings Time, and at any adjournment or postponement thereof, on the proposals referred to below and on the reverse side.
    THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR PROPOSAL (I) AND FOR PROPOSAL (II).
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (I) AND FOR PROPOSAL
(II).
    THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN AND DIRECTS THE AGENTS TO VOTE AS FOLLOWS:
    PROPOSAL (I) Election of the following Nominees as Directors: Thomas E. Hannah, Stephen A. Schwarzman and Bruce Wasserstein.

[ ] FOR all Nominees (except as         [ ] WITHHOLD AUTHORITY (for all nominees)  [ ]  If you wish to withhold authority to
indicated)                                                                              vote for any nominee(s), write his
                                                                                        (their) name(s), on the lines below.

            Continued, and to be signed and dated, on reverse side.

    PROPOSAL (II) Approval and Ratification of the 1994 Directors Stock Option Plan.
[ ]  FOR Proposal (II)        [ ]  AGAINST Proposal (II)     [ ]  ABSTAIN
    In their discretion, the Agents are authorized to vote on any other matters as may properly come before the meeting or any adjournment or postponement thereof.
                                              The undersigned hereby ratifies
                                              and confirms all that these Agents
                                              may do by virtue hereof and hereby
                                              acknowledges receipt of the Notice
                                              of Annual Meeting of Stockholders
                                              and the Proxy Statement.
                                              Dated                       , 1995
                                                        Signature(s)*
                                              *Please sign your name(s) exactly
                                              as it (they) appear(s) opposite.
                                              When shares are held by joint
                                              owners, all should sign. When
                                              signing as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation, please
                                              sign in full corporate name by
                                              president or other authorized
                                              officer and indicate title. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person and indicate title.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.                                     VOTES SHOULD BE INDICATED
                                              (X) IN BLACK OR BLUE INK.